3Q2025 Earnings Presentation October 27, 2025 FirstSun Capital Bancorp NASDAQ: FSUN

FirstSun Capital Bancorp | 2 Disclaimers Forward Looking Statements This presentation contains forward-looking information and statements by FirstSun Capital Bancorp (the “Company”) within the meaning of the Private Securities Litigation Reform Act of 1995. Forward- looking statements are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “project,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should”, “assumes”, “assumptions”, “view”, “continue,” “opportunity,” and “outlook” or other similar expressions, and in this presentation include our outlook regarding our loan portfolio, deposit mix, net interest and noninterest income and net interest margin, asset quality, capital and liquidity as well as our 2025 Full Year Outlook and related assumptions. All statements in this presentation speak only as of the date they are made. Except as required by law, we do not intend or assume any obligation to update, revise or clarify any forward-looking statements that may be made from time to time by or on behalf of the Company, whether because new information, future events or otherwise. A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements. These factors include, without limitation: changes in interest rates (including anticipated Federal Reserve rate cuts that might not occur) and their related impact on macroeconomic conditions, customer behavior, our funding costs and our loan and securities portfolios; the quality or composition of our loan or investment portfolios and changes therein; failure to maintain our mortgage production flow to secondary markets; the sufficiency of liquidity and changes in our capital position; the inability of our infrastructure initiatives to reduce expenses; the inability to identify, close and successfully integrate attractive acquisition targets; the impact of inflation; increased deposit volatility; potential regulatory developments; U.S. global trade policies and tensions, including change in, or the imposition of, tariffs and/or trade barriers and the economic impacts, volatility and uncertainty resulting therefrom, and geopolitical instability; and other general competitive, economic, business, market and political conditions. These risks and uncertainties should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements. Additional information concerning additional factors that could materially affect the forward-looking statements in this presentation can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in the in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and other documents subsequently filed by the Company with the Securities and Exchange Commission. Use of Non-GAAP Measures This presentation includes certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non-GAAP financial measures include certain operating performance measures that exclude merger-related and other charges that are not considered part of the Company’s recurring operations, such as “Adjusted Net Income”, “Adjusted Return on Average Total Assets”, “Return on Average Tangible Stockholders Equity”, “Adjusted Return on Average Tangible Stockholders’ Equity”, “Adjusted Diluted Earnings Per Share”, “Adjusted and “Pre-tax Pre-provision Return on Average Assets”, “Adjusted Efficiency Ratio“, “TBV per Share”, “Price / TBV”, and “Price to LTM Adjusted EPS”. The Company believes these non-GAAP financial measures provide useful supplemental information for evaluating the Company’s performance trends. Further, the Company’s management uses these measures in managing and evaluating the Company’s business and intends to refer to them in discussions about the Company’s operations and performance. These measures should be viewed in addition to, and not as an alternative to substitute for measures that are determined in accordance with GAAP. Additionally, the non-GAAP financial measures used by the Company may differ from the similar measures presented by other companies. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable GAAP measure are included in the Appendix to this presentation. Day-Count Convention Annualized ratios are presented utilizing the Actual/Actual day-count convention. Prior period annualized ratios have been recalculated to conform to the current presentation.

FirstSun Capital Bancorp | 3 Corporate Profile Operating in 5 of the Top 10 Fastest Growing MSAs1 # 1 Austin, TX 2 Dallas, TX 3 Orlando, FL 4 Charlotte, NC 5 Houston, TX 6 Tampa, FL 7 Nashville, TN 8 San Antonio, TX 9 Phoenix, AZ 10 Atlanta, GA With a Presence in 7 of the 10 Largest MSAs in the Southwest & Western US2 # 1 Southern CA (ex. San Diego & Ontario, CA)3 2 Dallas, TX 3 Houston, TX 4 Phoenix, AZ 5 Ontario, CA 6 San Francisco, CA 7 Seattle, WA 8 Minneapolis, MN 9 San Diego, CA 10 Denver, CO 1,179 Employees 71 Licensed Branches 43 States with Mortgage Capabilities Headquarters: FirstSun: Denver, CO Sunflower Bank: Dallas, TX Key Facts and Statistics4 $1.1B $38.79 1.05x $36.92 11.28x Market Cap Price per Share Price / TBV6 TBV per Share6 Price / LTM Adjusted Diluted EPS6 KBRA Ratings5 FirstSun Capital Bancorp Sunflower Bank, N.A. Senior Unsecured Debt = BBB Deposit = BBB+ Subordinated Debt = BBB- Senior Unsecured Debt = BBB+ Short-Term Debt = K3 Short-Term Deposit = K2 Short-Term Debt = K2 Source: S&P Global Market Intelligence, Company documents. 1Defined as MSAs with population over 2 million. 2Defined as states west of the Mississippi River. 3The MSA of Southern California includes Los Angeles, Long Beach, and Anaheim; excludes San Diego and Ontario. 4As of Sep 30, 2025. 5As of Jan 15, 2025. 6Represents a non-GAAP financial measure. See Non-GAAP Reconciliation $8.5B Total Assets $7.1B Total Deposits $6.7B Total Loans Franchise Footprint4

FirstSun Capital Bancorp | 4 Unique High Growth Franchise Universe Size Attractive Footprint3 Strong Fee Income Lending Focus Growth ~ 40 Banks 1 Bank Banks West of the Mississippi River Banks with Total Assets $5B - $20B MRQ Fee Income / Rev. > 20% Specialized C&I Lending1 Loan Growth2 > 10% With scale in markets with leading projected population growth and household income Critical Mass in Key US Markets Durable & Growing Earnings Differentiated Platform Strong Growth Momentum Critical Mass in Key US Markets Attractive core deposit funded franchise with proven ability to deliver strong organic growth SCARCITY VALUE Source: S&P Global Market Intelligence; Financial data as of most recent quarter available 1Specialized C&I lending defined as C&I concentration of 30% or greater of total loan portfolio 2Loan Growth represents CAGR calculated from 12/31/2018 3MSA’s ranked by population size west of the Mississippi

FirstSun Capital Bancorp | 5 Investment Thesis — Focused Strategy Southwest & Western geography with a mix of metro and community markets C&I business focus with a disciplined and careful CRE exposure to core customers in our geography Vertical lending expertise provides true alternative to larger banks Core deposit funded franchise Financial service income at high end of peers Tenured management team

FirstSun Capital Bancorp | 6 Efficiency Ratio 64.62% Year-to-Date 2025 Results 2024 Highlights • Reported Net Income of $73.1 million, or diluted EPS of $2.59, on Revenue of $309.1 million • Strong adjusted PTPP ROAA of 1.78%, ROAA of 1.19%, ROTCE of 9.69% • Maintained a healthy full year NIM (FTE) of 4.13% • Increased tangible book value per share $3.24 or 9.62% • Maintained strong capital ratios with CET1 at 13.79% and TCE/ TA at 12.25% • Executed on organic growth opportunities across our franchise • Grew customers and deepened relationships • Plans for two new branch openings in southern California • KBRA Ratings Renewed • Confident positioning heading into 2025 Net Income $73.1 million Diluted EPS $2.59 PTPP ROAA1 1.78% Net Charge-Offs to Average Loans 0.48% ROAA 1.19% Service Fees to Revenue2 24.3% ROATCE1 10.08% CET1 13.79% Net Interest Margin 4.07% 2025 YTD Highlights 1Represents a non-GAAP financial measure. See Non-GAAP Reconciliation 2Total revenue is net interest income plus noninterest income 3Excludes loans HFS • Net Income of $73.1 million; Diluted EPS of $2.59 • ROAA of 1.19%; PTPP ROAA of 1.78%1; ROATCE of 10.08%1 • Total revenue of $309.1 million, a 7.3% increase from YTD Q3 2024 ◦ Adjusted operating leverage growth of $6.5 million from YTD Q3 2024 • Average deposit growth of 6.6% from Q3 2024; EOP growth of 8.7%, annualized from December 31, 2024 • Average loan growth3 of 2.6% from Q3 2024; EOP growth3 of 6.4%, annualized from December 31, 2024 • Strong NIM of 4.07% • Increased tangible book value per share of $2.98 or 8.8%

FirstSun Capital Bancorp | 7 Third Quarter 2025 Results 2025 Q3 HighlightsNet Income $23.2 million Diluted EPS $0.82 PTPP ROAA1 1.81% Service Fees to Revenue2 24.5% ROAA 1.09% Net Interest Margin 4.07% ROATCE1 9.20% Net Charge-Offs to Average Loans 0.55% EOP Annualized Loan Growth3 10.6% Annualized Deposit Growth 0.3% • Net Income of $23.2 million; Diluted EPS of $0.82 • ROAA of 1.09%; PTPP ROAA1 of 1.81%; ROATCE1 of 9.20% • Total revenue2 of $107.3 million, a 1.6% increase over Q2 • Average deposit growth of 7.7%, annualized • Average loan growth3 of 3.0%, annualized • Continued strong quarterly NIM of 4.07% • Efficiency ratio: 64.22% • Loan to deposit ratio: 94.0% 1Represents a non-GAAP financial measure. See Non-GAAP Reconciliation 2Total revenue is net interest income plus noninterest income 3Excludes loans HFS

FirstSun Capital Bancorp | 8 Loan Portfolio Trends Portfolio Composition 44.1% 10.0% 10.9% 7.8% 18.1% 7.7% 1.4% Commercial and Industrial Commercial Real Estate: Owner Occupied Commercial Real Estate: Non-Owner Occupied Multifamily, Construction, and Land Residential Real Estate Public Finance Consumer and Other $ in m ill io ns Originations, Paydowns & Payoffs Loan Originations Loan Paydowns and Payoffs Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 $200 $300 $400 $500 $600 Average Total Loans and Yield $6,460,484 $6,481,701 $6,420,710 $6,620,493 $6,667,158 6.68% 6.51% 6.36% 6.43% 6.49% Average Loans HFI + HFS Loan Yield Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 1 Regulatory CRE consists of commercial and residential construction, multifamily and non-owner occupied CRE ($ in thousands) • Balances up 4% from Q3 2024 • Balances up 11%, annualized from Q2 • No change in line utilization from Q2 • Low overall Regulatory CRE1 to capital level of 115% • Office CRE composition 3% of total loans: NOO of $45.1 million; OO of $160.8 million ◦ Not central business district properties • Loans to Nondepository Financial Institutions comprise less than 6% of total loans ◦ 98% pass graded • C&I lending emphasis • Maintain variable vs fixed portfolio mix ◦ ~ 65% variable (~ 55% repricing w/in 1 year): ▪ ~ 40% reprices monthly (< 30 days) ▪ ~ 15% reprices w/in months 2-12 • Ratable mid single digit growth expectation in 2025 Quarter Highlights Outlook

FirstSun Capital Bancorp | 9 Deposit Trends Average Deposit Composition $7,080,213 $6,945,433 $6,643,021 $6,627,469 $6,578,801 Noninterest-Bearing Demand Deposit Accounts Interest-Bearing Demand Accounts Savings Accounts and Money Market Accounts NOW Accounts Certificate of Deposit Accounts Q3 2025 Q2 2025 Q1 2025 Q4 2024 Q3 2024 Cost of Deposits 3.14% 2.85% 2.73% 2.78% 2.81% 2.39% 2.17% 2.10% 2.15% 2.16% Int-bearing deposits Total Deposits Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Loan to Deposit Ratio 96.9% 95.6% 94.3% 91.6% 94.0% Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 ($ in thousands) • Balances up 7% from Q3 2024 • Average balances up 8%, annualized from Q2 • Continued mix shift ◦ Sav/MMDA increased to 45.4% from 44.6% ◦ CD’s decreased to 19.0% from 20.1% • Commercial business deposits represent 43% of total deposits and represent 75% of non-interest bearing • Ratable mid single digit growth expectation for 2025 • Continued mix shift ◦ Mid teen’s CD balance decline ◦ Mid single digit MMDA growth ◦ Mid to high single digit NIB growth • ~ 40% falling rate cycle interest bearing deposit beta Quarter Highlights Outlook 24.0% 10.5% 44.6% 20.1% 22.9% 10.3% 43.3% 22.9% 23.1% 10.3% 42.5% 23.5% 23.4% 9.7% 39.2% 27.1% 23.6% 11.4% 45.4% 19.0% Beta - Current Cycle = 34%1 1Change in cost of interest-bearing deposits from Q3 2024 to Q3 2025, divided by daily average cycle to date rate cut of 0.973%.

FirstSun Capital Bancorp | 10 NIM Bridge 4.07% (0.01)% 0.04% (0.03) 4.07% Q2 2025 Loans Other IB Assets IB Liabilities Q3 2025 Loans Yield, NIM, Cost of Funds 6.68% 6.51% 6.36% 6.43% 6.49% 4.08% 4.09% 4.07% 4.07% 4.07% 2.50% 2.27% 2.16% 2.19% 2.22% Loans Yield NIM Cost of Funds Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Net Interest Income $76,158 $77,047 $74,478 $78,499 $80,953 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Loan Repricing Mix 33% 52% 12% 2% Fixed SOFR Prime Other Net Interest Income & Net Interest Margin Trends ($ in thousands) • NII growth of 6.3% over Q3 2024 • Stability of NIM - trailing 12 qtrs above 4.00% ◦ Balance sheet composition Quarter Highlights Outlook • Two Fed rate cuts before end of 2025 • Stable NIM YoY Growth 6.3% 1Components of the NIM bridge are calculated based upon their proportion to total earning assets. 1

FirstSun Capital Bancorp | 11 Noninterest Income Trends Service Fees Composition $26,333 $27,073 $21,729 $21,635 $22,075 $12,641 $13,274 $9,055 $9,631 $8,838 $4,402 $4,333 $4,194 $3,982 $3,748 $2,671 $2,728 $2,586 $2,706 $2,738 $2,162 $2,016 $2,027 $2,219 $2,560 $1,536 $1,473 $1,421 $1,436 $1,395 $2,921 $3,249 $2,446 $1,661 $2,796 Mortgage Banking Service Fee Revenue Treasury Management Service Fees Credit and Debit Card Service Fees Deposit Service Fees Wealth Management Service Fees Other Noninterest Income Q3 2025 Q2 2025 Q1 2025 Q4 2024 Q3 2024 ($ in thousands) Quarter Highlights Outlook • Mid 20’s service fees to revenue • High single to low double digit growth rate for 2025 • Mortgage banking, treasury management and loan syndication arrangement services driving growth 1Total revenue is net interest income plus noninterest income • Treasury management revenue to revenue ~ 4% Mortgage Revenue Composition (1.7)% 13.4% (0.1)% 15.3% 12.0% 48.9% 45.6% 49.8% 35.0% 37.4% 52.8% 41.0% 50.4% 49.7% 50.6% 9.0% 9.8% 9.4% 12.6% 11.8% MSR, net Mortgage servicing revenue Origination revenue Percent of total revenue Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 —% 50.0% 100.0% Mortgage Originations 2.84% 2.76% 2.93% 2.88% 3.04% Total Secondary GoS margin Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 $—M $150M $300M $450M • Diversified revenue base ~ 25% service fees to revenue1 • Mortgage banking revenue to revenue ~ 12% ◦ Mortgage volume sold of $381.4 million, up 6.3% over Q2 ◦ Margin of 3.04% compared to 2.88% in Q2 • Treasury management revenue to revenue ~ 4% 1

FirstSun Capital Bancorp | 12 Noninterest Expense Trends Noninterest Expense Composition $68,901 $68,110 $62,722 $73,673 $64,664 $44,822 $43,921 $39,561 $38,498 $39,306 $9,591 $9,541 $9,536 $9,865 $9,121 $13,910 $14,070 $12,997 $15,869 $13,953 $8,010 Salaries and Benefits Occupancy and Equipment Amortization of Intangible Assets Other Noninterest Expenses Terminated Merger Related Expenses Q3 2025 Q2 2025 Q1 2025 Q4 2024 Q3 2024 Efficiency Ratio 65.83% 74.66% 65.19% 64.52% 64.22% 64.16% 63.63% Adjusted Efficiency Ratio Efficiency Ratio Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 ($ in thousands) 1Represents a non-GAAP financial measure. See Non-GAAP Reconciliation • Noninterest expenses increased compared to Q2 primarily in Salaries and Benefits ◦ Increased headcount of C&I bankers and support personnel ◦ Higher medical insurance costs • Managed expense across all categories • Continued investment in building out franchise organically (sales force & infrastructure) ◦ Investing in growth markets • Mid 60’s efficiency ratio Quarter Highlights Outlook 1

FirstSun Capital Bancorp | 13 Asset Quality Trends Net Charge-Offs (Recoveries) $1,401 $631 $13,547 $9,053 $(462) Commercial and Industrial Public finance Commercial Real Estate, Residential Real Estate, Consumer and Other Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Allowance for Credit Losses $83,159 $88,221 $91,790 $82,993 $84,040 1.29% 1.38% 1.42% 1.28% 1.26% ACL ACL to Total Loans Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Nonperforming Loans $65,824 $69,050 $78,590 $54,841 $69,641 1.02% 1.08% 1.21% $— $— Nonperforming Loans Nonperforming Loans to Total Loans Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 ($ in thousands) ($ in thousands)($ in thousands) • Classified loans trended down 5% • Loan loss provisioning in Q3: ◦ Deterioration in a C&I customer relationship ◦ Impacts from net changes in loan portfolio balances ◦ Impacts from net portfolio downgrades Quarter Highlights Outlook • Net charge-off ratio in high 30’s to Low 40’s in bps • ACL in mid 120’s in bps Nonperforming Loans $65,824 $69,050 $78,590 $54,841 $69,641 1.02% 1.08% 1.21% 0.84% 1.04% Commercial and Industrial Residential Real Estate Commercial Real Estate Public Finance Consumer and Other Nonperforming Loans to Total Loans Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 $— $30,000 $60,000 $90,000

FirstSun Capital Bancorp | 14 Asset Quality Trends (cont’d) ($ in thousands) ($ in thousands) Outlook • Net charge-off ratio in low 40’s in bps • ACL in mid 120’s in bps ACL & NCO %'s 1.18% 1.12% 1.28% 1.38% 1.26% 0.09% (0.01)% 0.13% 0.32% 0.48% 0.20% ACL to Total Loans Net Charge-Off (Recoveries) % Trailing 5 Year NCO % 2021 2022 2023 2024 2025 YTD Provision for Credit Losses & Net Charge-Offs $3,000 $18,050 $18,247 $27,550 $18,400 $3,219 $(320) $7,810 $20,377 $23,231 Provision for credit losses Net charge-offs 2021 2022 2023 2024 2025 YTD Nonperforming Loans $28,388 $29,067 $63,143 $69,050 $69,641 0.70% 0.49% 1.01% 1.08% 1.04% Commercial and Industrial Residential Real Estate Commercial Real Estate Public Finance Consumer and Other Nonperforming Loans to Total Loans 2021 2022 2023 2024 September 30, 2025 $— $30,000 $60,000 $90,000

FirstSun Capital Bancorp | 15 Capital and Liquidity Total Capital Ratio 15.25% 15.42% 15.52% 15.94% 15.81% Total Capital Ratio Capital Operating Threshold Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Common Equity Tier 1 Capital Ratio 13.06% 13.18% 13.26% 13.78% 13.79% CET1 Capital Operating Threshold Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Liquidity Ratios TCE / TA, + Net Unrealized Losses on HTM Securities Wholesale Deposits and Borrowings to Total Liabilities AOCI + HTM unrealized loss / Total Equity Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 3.00% 6.00% 9.00% 12.00% 15.00% ($ in thousands) • Wholesale funding reliance of 6% • Cash to total assets of 8% • AOCI & HTM unrealized loss to total equity of 3% • CET 1 of 13.79% Quarter Highlights Outlook • Liquidity & IRR ◦ Maintain historical solid liquidity positioning across multiple sources ◦ Maintain balance sheet strength and relative neutrality to downward/ upward rates (-/+ 100bps) • Capital ◦ Support organic growth thru earnings ◦ Opportunistic M&A $3.7B Immediate Borrowing Availability (1)Represents a non-GAAP financial measure. See Non-GAAP Reconciliation 1

FirstSun Capital Bancorp | 16 Consistent Long Term Strategy Key Southwest and Western Growth Markets C&I Focused Commercial Bank High Service Fee to Revenue Mix Core Deposit Franchise Operating Strategy Focused on Organic Loan and Deposit Growth in Targeted Markets Operating in 5 of 10 Fastest Growing MSA’s in US Robust Mix of Customer Relationships across Urban and Rural Communities Relationship Driven C&I Banking with Attractive Specialty Verticals Expansive Treasury Management Services Low CRE Concentration Revenue Diversification Emphasis Multiple Profitable Service Fee Income Lines of Business Best in Class Revenue Mix High Quality, Attractive Beta, Low Cost Deposits Balanced Distribution Across Deposit Rich Markets Advantageous Funding Solid Core Earnings Progression Sound Risk and Compliance Programs Opportunistic Acquisition Readiness 1 2 3 4 5

FirstSun Capital Bancorp | 17 2025 Full Year Outlook Business Driver FY 2025* Notes Loans (EOP) Mid Single Digit Growth Rate Primarily driven by net C&I production Deposits (EOP) Mid Single Digit Growth Rate Loan to Deposit ratio in mid 90’s Investment Securities No Change Maintain strategic focus on liquidity and collateral eligibility Net Interest Income (vs. 2024 of $296.9 million) Mid Single Digit Growth Rate Two 25bp rate cuts by end of year Noninterest Income (vs. 2024 of $89.8 million) High Single to Low Double Digit Growth Rate Higher growth in mortgage and treasury management Noninterest Expense (vs. 2024 adjusted of $248.0 million) Mid to High Single Digit Growth Rate Efficiency Ratio Mid 60’s Average for the year Net Charge Offs / Avg Loans Low 40’s in bps Tax Rate 20 - 22% CET1 Ratio Consistent * Refer to "Disclaimers" regarding forward looking statements. 2025 expectations assume no material changes to current regional and national macro-economic environment.

FirstSun Capital Bancorp | 18 Appendix

FirstSun Capital Bancorp | 19 C&I Portfolio by Industry Industry1 ($ in millions) Balance Change from Q2 2025 Average Loan Size Finance and Insurance $477.0 2.8% $4.1 Information (Technology, Media and Telecommunications) 387.9 11.7% 5.2 Healthcare 320.6 2.9% 0.6 Manufacturing 302.2 (5.5)% 2.1 Real Estate and Rental and Leasing 264.4 6.2% 1.8 Construction 229.8 14.2% 1.0 Other Services2 227.1 14.0% 1.3 Professional, Scientific, and Technical Services 208.3 7.4% 1.5 Wholesale Trade 156.7 8.0% 2.0 Retail Trade 95.4 35.6% 1.8 Transportation and Warehousing 94.7 (3.3)% 1.2 Arts, Entertainment, and Recreation 39.5 (11.2)% 4.0 Utilities 16.5 (46.9)% 8.2 Other 125.8 19.9% 7.9 16% 13% 11% 10% 9% 8% 8% 7% 5% 3% 3% 1% 1% 4% % of Total C&I Loans * Amounts may not total due to rounding; 1 These segments are based on two-digit NAICS industry divisions. 2 Also includes Administrative and Support, Waste Management and Remediation Services, and Public Administration. Average Loan Size Change from Q2 2025 $4.1 2.8% 5.2 11.7% 0.6 2.9% 2.1 (5.5)% 1.8 6.2% 1.0 14.2% 1.3 14.0% 1.5 7.4% 2.0 8.0% 1.8 35.6% 1.2 (3.3)% 4.0 (11.2)% 8.2 (46.9)% 7.9 19.9%

FirstSun Capital Bancorp | 20 Criticized Loans * Amounts may not total due to rounding; 1 These segments are based on two-digit NAICS industry divisions. Criticized Loans by Risk Grade $324.7 $285.2 $278.8 $263.5 $291.7 $134.5 $106.8 $93.7 $94.0 $130.1 $124.4 $110.8 $106.6 $114.9 $91.9 $53.3 $66.9 $50.9 $36.0 $59.9 $12.5 $27.6 $18.7 $9.7 5.0% 4.5% 4.3% 4.1% 4.4% Special Mention Substandard - Accruing Substandard - Nonaccrual Doubtful Criticized loans to total loans Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Manufacturing, $28.3 Real Estate and Rental and Leasing, $24.9 Construction, $57.9 Finance and Insurance, $9.2 Other Services, $22.6 Healthcare, $35.9 Transportation and Warehousing, $20.9 Residential Mortgage, $18.3 Professional, Scientific, and Technical Services, $31.1 Other, $27.8Manufacturing, $27.0 Real Estate and Rental and Leasing, $38.8 Construction, $53.4 Finance and Insurance, $0.1Other Services, $23.0Healthcare, $50.8 Transportation and Warehousing, $10.4 Residential Mortgage, $20.6 Professional, Scientific, and Technical Services, $9.5 Other, $12.5 Q3 2025 Q4 2024 Classified Loans by Indu try1 Criticized Loans by Industry $57.9 $24.9 $35.9 $28.3 $22.6 $20.9 $18.3 $9.2 $31.1 $12.1 $2.7 $27.8 $53.4 $38.8 $50.8 $27.0 $23.0 $10.4 $20.6 $0.1 $9.5 $27.1 $12.1 $12.5 Q3 2025 Q4 2024 Construction Real Estate and Rental and Leasing Healthcare Manufacturing Other Services Transportation and Warehousing Residential Mortgage Finance and Insurance Professional, Scientific, and Technical Services Information (Technology, Media and Telecommunications) Education Services Other 1 Example Total Return Performance Special Mention Substandard - Accruing Substandard - Nonaccrual Loss Doubtful Criticized loans to total loans Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 $—M $100.0M $200.0M $300.0M $400.0M $—M $8.0M $16.0M $24.0M $32.0M Example Total Return Perform nce ABC Company ABC Company NASDAQ Composite Widget Subcategory CEO Compensation 12/31/2007 12/31/2008 12/31/2009 12/31/2010 12/31/2011 12/31/2012 0 100 200 300 400 40 60 80 100 120 ($ in millions) ($ in millions)

FirstSun Capital Bancorp | 21 ~ 64%1 of Total Deposits are FDIC-Insured Granular Deposit Base Customer Base 131,300 Consumer Accounts Granular Deposit Base $27,000 Avg. Account Balance Customer Base 12,900 Commercial Business Accounts Granular Deposit Base $237,000 Avg. Account Balance $7.1 Billion Total Deposits as of September 30, 2025 Deposits by State2 $2.4B Texas 21 branches $1.6B Kansas 23 branches $1.2B New Mexico 9 branches $0.8B Colorado 11 branches $0.5B Arizona 4 branches ~ 72%1 of Total Deposits are FDIC-Insured + Collateralized 1Uninsured deposits and uninsured and uncollateralized deposits are reported for our wholly-owned subsidiary Sunflower Bank, N.A. and are estimated. 2Excludes wholesale and internal deposit accounts. $0.2B California 2 branches $0.0B Washington 1 branch

FirstSun Capital Bancorp | 22 Financial Summary As of and for the three months ended As of and for the nine months ended ($ in thousands, except per share amounts) September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 September 30, 2025 September 30, 2024 Net interest income $ 80,953 $ 78,499 $ 74,478 $ 77,047 $ 76,158 $ 233,930 $ 219,863 Provision for credit losses 10,100 4,500 3,800 4,850 5,000 18,400 22,700 Noninterest income 26,333 27,073 21,729 21,635 22,075 75,135 68,157 Noninterest expense 68,901 68,110 62,722 73,673 64,664 199,733 190,367 Income before income taxes 28,285 32,962 29,685 20,159 28,569 90,932 74,953 Provision for income taxes 5,111 6,576 6,116 3,809 6,147 17,803 15,675 Net income 23,174 26,386 23,569 16,350 22,422 73,129 59,278 Adjusted net income1 23,174 26,386 23,569 24,316 23,655 73,129 63,428 Weighted average common shares outstanding, diluted 28,291,778 28,232,319 28,293,912 28,290,474 28,212,809 28,274,134 27,976,215 Diluted earnings per share $ 0.82 $ 0.93 $ 0.83 $ 0.58 $ 0.79 $ 2.59 $ 2.12 Adjusted diluted earnings per share1 $ 0.82 $ 0.93 $ 0.83 $ 0.86 $ 0.84 $ 2.59 $ 2.27 Return on average total assets 1.09% 1.28% 1.20% 0.81% 1.12% 1.19% 1.01 % Adjusted return on average total assets1 1.09% 1.28% 1.20% 1.20% 1.18% 1.19% 1.09 % Pre-tax pre provision return on average assets1 1.81% 1.82% 1.70% 1.24% 1.68% 1.78% 1.67 % Adjusted pre-tax pre provision return on average assets1 1.81% 1.82% 1.70% 1.78% 1.76% 1.78% 1.76 % Return on average tangible stockholders' equity1 9.20% 10.91% 10.18% 7.36% 9.94% 10.08% 9.23 % Adjusted return on average tangible stockholders' equity1 9.20% 10.91% 10.18% 10.72% 10.48% 10.08% 9.86 % Net interest margin 4.07% 4.07% 4.07% 4.09% 4.08% 4.07% 4.04 % Efficiency ratio 64.22% 64.52% 65.19% 74.66% 65.83% 64.62% 66.10 % Adjusted efficiency ratio1 64.22% 64.52% 65.19% 63.63% 64.16% 64.62% 64.30 % Noninterest income to total revenue2 24.5% 25.6% 22.6% 21.9% 22.5% 24.3% 23.7 % Total assets $ 8,495,437 $ 8,435,861 $ 8,216,458 $ 8,097,387 $ 8,138,487 $ 8,495,437 $ 8,138,487 Total loans held-for-sale 85,250 90,781 65,603 61,825 72,247 85,250 72,247 Total loans held-for-investment 6,681,629 6,507,066 6,484,008 6,376,357 6,443,756 6,681,629 6,443,756 Total deposits 7,105,415 7,100,164 6,874,239 6,672,260 6,649,880 7,105,415 6,649,880 Total stockholders' equity 1,127,513 1,095,402 1,068,295 1,041,366 1,034,085 1,127,513 1,034,085 Loan to deposit ratio 94.0% 91.6% 94.3% 95.6% 96.9% 94.0% 96.9 % Period end common shares outstanding 27,854,764 27,834,525 27,753,918 27,709,679 27,665,918 27,854,764 27,665,918 Book value per share $ 40.48 $ 39.35 $ 38.49 $ 37.58 $ 37.38 $ 40.48 $ 37.38 Tangible book value per share1 $ 36.92 $ 35.77 $ 34.88 $ 33.94 $ 33.68 $ 36.92 $ 33.68 1 Represents a non-GAAP financial measure. See non-GAAP reconciliation 2 Total revenue is net interest income plus noninterest income.

FirstSun Capital Bancorp | 23 Non-GAAP Reconciliation As of and for the three months ended As of and for the nine months ended ($ in thousands, except per share amounts) September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 September 30, 2025 September 30, 2024 Tangible stockholders’ equity to tangible assets: Total stockholders' equity (GAAP) $ 1,127,513 $ 1,095,402 $ 1,068,295 $ 1,041,366 $ 1,034,085 $ 1,127,513 $ 1,034,085 Less: Goodwill and other intangible assets Goodwill (93,483) (93,483) (93,483) (93,483) (93,483) (93,483) (93,483) Other intangible assets (5,650) (6,228) (6,806) (7,434) (8,866) (5,650) (8,866) Tangible stockholders' equity (non-GAAP) $ 1,028,380 $ 995,691 $ 968,006 $ 940,449 $ 931,736 $ 1,028,380 $ 931,736 Total assets (GAAP) $ 8,495,437 $ 8,435,861 $ 8,216,458 $ 8,097,387 $ 8,138,487 $ 8,495,437 $ 8,138,487 Less: Goodwill and other intangible assets Goodwill (93,483) (93,483) (93,483) (93,483) (93,483) (93,483) (93,483) Other intangible assets (5,650) (6,228) (6,806) (7,434) (8,866) (5,650) (8,866) Tangible assets (non-GAAP) $ 8,396,304 $ 8,336,150 $ 8,116,169 $ 7,996,470 $ 8,036,138 $ 8,396,304 $ 8,036,138 Total stockholders' equity to total assets (GAAP) 13.27% 12.99% 13.00% 12.86% 12.71% 13.27% 12.71 % Less: Impact of goodwill and other intangible assets (1.02) % (1.05) % (1.07) % (1.10) % (1.12) % (1.02) % (1.12) % Tangible stockholders' equity to tangible assets (non- GAAP) 12.25% 11.94% 11.93% 11.76% 11.59% 12.25% 11.59 % Tangible stockholders’ equity to tangible assets, reflecting net unrealized losses on HTM securities, net of tax: Tangible stockholders' equity (non-GAAP) $ 1,028,380 $ 995,691 $ 968,006 $ 940,449 $ 931,736 $ 1,028,380 $ 931,736 Less: Net unrealized losses on HTM securities, net of tax (3,432) (4,238) (3,803) (4,292) (2,852) (3,432) (2,852) Tangible stockholders’ equity less net unrealized losses on HTM securities, net of tax (non-GAAP) $ 1,024,948 $ 991,453 $ 964,203 $ 936,157 $ 928,884 $ 1,024,948 $ 928,884 Tangible assets (non-GAAP) $ 8,396,304 $ 8,336,150 $ 8,116,169 $ 7,996,470 $ 8,036,138 $ 8,396,304 $ 8,036,138 Less: Net unrealized losses on HTM securities, net of tax (3,432) (4,238) (3,803) (4,292) (2,852) (3,432) (2,852) Tangible assets less net unrealized losses on HTM securities, net of tax (non-GAAP) $ 8,392,872 $ 8,331,912 $ 8,112,366 $ 7,992,178 $ 8,033,286 $ 8,392,872 $ 8,033,286 Tangible stockholders’ equity to tangible assets (non-GAAP) 12.25% 11.94% 11.93% 11.76% 11.59% 12.25% 11.59 % Less: Impact of net unrealized losses on HTM securities, net of tax (0.04) % (0.04) % (0.04) % (0.05) % (0.03) % (0.04) % (0.03) % Tangible stockholders’ equity to tangible assets reflecting net unrealized losses on HTM securities, net of tax (non-GAAP) 12.21% 11.90% 11.89% 11.71% 11.56% 12.21% 11.56%

FirstSun Capital Bancorp | 24 Non-GAAP Reconciliation (cont’d) As of and for the three months ended As of and for the nine months ended ($ in thousands, except per share amounts) September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 September 30, 2025 September 30, 2024 Tangible book value per share: Total stockholders' equity (GAAP) $ 1,127,513 $ 1,095,402 $ 1,068,295 $ 1,041,366 $ 1,034,085 $ 1,127,513 $ 1,034,085 Tangible stockholders' equity (non-GAAP) $ 1,028,380 $ 995,691 $ 968,006 $ 940,449 $ 931,736 $ 1,028,380 $ 931,736 Total shares outstanding 27,854,764 27,834,525 27,753,918 27,709,679 27,665,918 27,854,764 27,665,918 Book value per share (GAAP) $ 40.48 $ 39.35 $ 38.49 $ 37.58 $ 37.38 $ 40.48 $ 37.38 Tangible book value per share (non-GAAP) $ 36.92 $ 35.77 $ 34.88 $ 33.94 $ 33.68 $ 36.92 $ 33.68 Adjusted net income: Net income (GAAP) $ 23,174 $ 26,386 $ 23,569 $ 16,350 $ 22,422 $ 73,129 $ 59,278 Add: Non-recurring adjustments: Terminated merger related expenses, net of tax — — — 5,799 1,233 — 4,150 Write-off of Guardian Mortgage tradename, net of tax — — — 625 — — — Disposal of ATMs, net of tax — — — 1,542 — — — Total adjustments, net of tax — — — 7,966 1,233 — 4,150 Adjusted net income (non-GAAP) $ 23,174 $ 26,386 $ 23,569 $ 24,316 $ 23,655 $ 73,129 $ 63,428 Adjusted diluted earnings per share: Diluted earnings per share (GAAP) $ 0.82 $ 0.93 $ 0.83 $ 0.58 $ 0.79 $ 2.59 $ 2.12 Add: Impact of non-recurring adjustments Terminated merger related expenses, net of tax — — — 0.21 0.05 — 0.15 Write-off of Guardian Mortgage tradename, net of tax — — — 0.02 — — — Disposal of ATMs, net of tax — — — 0.05 — — — Adjusted diluted earnings per share (non-GAAP) $ 0.82 $ 0.93 $ 0.83 $ 0.86 $ 0.84 $ 0.82 $ 0.82 Adjusted return on average total assets: Return on average total assets (ROAA) (GAAP) 1.09% 1.28% 1.20% 0.81% 1.12% 1.19% 1.01 % Add: Impact of non-recurring adjustments Terminated merger related expenses, net of tax — % — % — % 0.28% 0.06% — % 0.08 % Write-off of Guardian Mortgage tradename, net of tax — % — % — % 0.03% — % — % — % Disposal of ATMs, net of tax — % — % — % 0.08% — % — % — % Adjusted ROAA (non-GAAP) 1.09% 1.28% 1.20% 1.20% 1.18% 1.19% 1.09%

FirstSun Capital Bancorp | 25 Non-GAAP Reconciliation (cont’d) As of and for the three months ended As of and for the nine months ended ($ in thousands, except per share amounts) September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 September 30, 2025 September 30, 2024 Adjusted pre-tax pre provision return on average assets: Net income (GAAP) $ 23,174 $ 26,386 $ 23,569 $ 16,350 $ 22,422 $ 73,129 $ 59,278 Add: Income taxes and provision for credit losses Income taxes 5,111 6,576 6,116 3,809 6,147 17,803 15,675 Provision for credit losses 10,100 4,500 3,800 4,850 5,000 18,400 22,700 PTPP net income $ 38,385 $ 37,462 $ 33,485 $ 25,009 $ 33,569 $ 109,332 $ 97,653 Add: Non-recurring adjustments Terminated merger related expenses — — — 8,010 1,633 — 5,168 Write-off of Guardian Mortgage tradename — — — 828 — — — Disposal of ATM's — — — 2,042 — — — Adjusted PTPP Net Income (non-GAAP) $ 38,385 $ 37,462 $ 33,485 $ 35,889 $ 35,202 $ 109,332 $ 102,821 Return on average total assets (ROAA) (GAAP) 1.09% 1.28% 1.20% 0.81% 1.12% 1.19% 1.01 % Add: Impact of income taxes and provision for credit losses Income taxes 0.24% 0.32% 0.31% 0.19% 0.31% 0.29% 0.27 % Provision for credit losses 0.48% 0.22% 0.19% 0.24% 0.25% 0.30% 0.39 % PTPP ROAA (non-GAAP) 1.81% 1.82% 1.70% 1.24% 1.68% 1.78% 1.67 % Add: Impact of non-recurring adjustments Terminated merger related expenses, net of tax — % — % — % 0.40% 0.08% — % 0.09 % Write-off of Guardian Mortgage tradename, net of tax — % — % — % 0.04% — % — % — % Disposal of ATMs, net of tax — % — % — % 0.10% — % — % — % Adjusted PTPP ROAA (non-GAAP) 1.81% 1.82% 1.70% 1.78% 1.76% 1.78% 1.76 % Adjusted return on average stockholders’ equity Return on average stockholders' equity (ROACE) (GAAP) 8.22% 9.74% 9.03% 6.22% 8.74% 8.99% 8.04 % Add: Impact of non-recurring adjustments Terminated merger related expenses, net of tax — % — % — % 2.19% 0.48% — % 0.56 % Write-off of Guardian Mortgage tradename, net of tax — % — % — % 0.24% — % — % — % Disposal of ATMs, net of tax — % — % — % 0.59% — % — % — % Adjusted ROACE (non-GAAP) 8.22% 9.74% 9.03% 9.24% 9.22% 8.99% 8.60%

FirstSun Capital Bancorp | 26 Non-GAAP Reconciliation (cont’d) As of and for the three months ended As of and for the nine months ended ($ in thousands, except per share amounts) September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 September 30, 2025 September 30, 2024 Return on average tangible stockholders’ equity: Return on average stockholders’ equity (ROACE) (GAAP) 8.22% 9.74% 9.03% 6.22% 8.74% 8.99% 8.04 % Add: Impact from goodwill and other intangible assets Goodwill 0.81% 0.98% 0.94% 0.67% 0.98% 0.90% 0.94 % Other intangible assets 0.17% 0.19% 0.21% 0.47% 0.22% 0.19% 0.25 % Return on average tangible stockholders’ equity (ROATCE) (non-GAAP) 9.20% 10.91% 10.18% 7.36% 9.94% 10.08% 9.23 % Adjusted return on average tangible stockholders’ equity: Return on average tangible stockholders' equity (ROATCE) (non-GAAP) 9.20% 10.91% 10.18% 7.36% 9.94% 10.08% 9.23 % Add: Impact of non-recurring adjustments Terminated merger related expenses, net of tax — % — % — % 2.45% 0.54% — % 0.63 % Write-off of Guardian Mortgage tradename, net of tax — % — % — % 0.26% — % — % — % Disposal of ATMs, net of tax — % — % — % 0.65% — % — % — % Adjusted ROATCE (non-GAAP) 9.20% 10.91% 10.18% 10.72% 10.48% 10.08% 9.86 % Adjusted total noninterest expense: Total noninterest expense (GAAP) $ 68,901 $ 68,110 $ 62,722 $ 73,673 $ 64,664 $ 199,733 $ 190,367 Less: Non-recurring adjustments: Terminated merger related expenses — — — (8,010) (1,633) — (5,168) Write-off of Guardian Mortgage trade name — — — (828) — — — Disposal of ATMs — — — (2,042) — — — Total adjustments — — — (10,880) (1,633) — (5,168) Adjusted total noninterest expense (non-GAAP) $ 68,901 $ 68,110 $ 62,722 $ 62,793 $ 63,031 $ 199,733 $ 185,199 Adjusted efficiency ratio: Efficiency ratio (GAAP) 64.22% 64.52% 65.19% 74.66% 65.83% 64.62% 66.10 % Less: Impact of non-recurring adjustments Terminated merger related expenses — % — % — % (8.12) % (1.67) % — % (1.80) % Write-off of Guardian Mortgage tradename — % — % — % (0.84) % — % — % — % Disposal of ATMs — % — % — % (2.07) % — % — % — % Adjusted efficiency ratio (non-GAAP) 64.22% 64.52% 65.19% 63.63% 64.16% 64.62% 64.30%